SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2005

Date of Report

(Date of earliest event reported)

THRESHOLD PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51136	94-3409596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Seaport Boulevard

Redwood City, California 94063

(Address of principal executive offices) (Zip code)

(650) 474-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 20, 2005, the Board of Directors of Threshold Pharmaceuticals, Inc. was reclassified as follows:

Class I Directors: Dr. Michael F. Powell and Dr. Harold E. Selick (to serve until the Company’s 2005 annual meeting of stockholders);

Class II Directors: Dr. Wilfred E. Jaeger, Dr. George F. Tidmarsh and Mr. William A. Halter (to serve until the Company’s 2006 annual meeting of stockholders); and

Class III Directors: Dr. Ralph E. Christoffersen, Dr. George G.C. Parker and Mr. Patrick G. Enright (to serve until the Company’s 2007 annual meeting of stockholders).

The foregoing reclassification was accomplished by the resignation and immediate reappointment into the classes set forth above of Dr. Selick, Dr. Christoffersen, Mr. Halter and Mr. Enright. All committee memberships of members of the Board of Directors remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Threshold Pharmaceuticals, Inc.

Date: April 20, 2005	By:	/s/ Harold E. Selick
Harold E. Selick, Ph.D.
Chief Executive Officer